SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549



                                   Form 8-K

       [ x ]   Current Report Pursuant to  Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


     Date of report (Date of Earliest Event Reported): May 1, 1997



                          Offshore Logistics, Inc.
         (Exact name of registrant as specified in its charter)


             DELAWARE                 0-5232            72-0679819
          (State or other           (Commission        (IRS Employer
  jurisdiction of incorporation)   File Number)   Identification Number)


           224 Rue de Jean
 P. O. Box 5C, Lafayette, Louisiana                         70505
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (318) 233-1221


                                  N/A
      (Former name, former address and former fiscal year, if
                       changed since last report)


Item 5.   Other Events

          On May 6, 1997, the Board of Directors of Offshore Logistics, Inc., a Delaware corporation (the "Registrant"), approved a First Amendment, dated as of May 6, 1997 (the "First Amendment"), to the Rights Agreement, dated as of February 29, 1996, (as amended, the "Rights Agreement" (except where the context otherwise requires)), between the Registrant and ChaseMellon Shareholder Services, L.L.C. (formerly Chemical Mellon Shareholder Services, L.L.C.), as Rights Agent (the "Rights Agent"). The First Amendment reduced certain percentages in the
          Rights Agreement from 20% to 10%.   The First Amendment has
          been filed as Exhibit 5 to the Registrant's Form 8-A/A dated
          May 7, 1997, and is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits

   (c)    Exhibits

            99.1 First Amendment, dated as of May 6, 1997, to the Rights Agreement, dated as of February 29, 1996, between Offshore Logistics, Inc. and ChaseMellon Shareholder Services, L.L.C. (formerly Chemical Mellon Shareholder Services, L.L.C.), as Rights Agent (incorporated by reference to Exhibit 5 to the Registrant's Form 8-A/A dated May 7, 1997).


Item 8.   Change in Fiscal Year

          On May 1, 1997, the Board of Directors of Offshore Logistics, Inc. elected to change the Registrant's fiscal year from June 30 to March 31. The nine-month transition period beginning July 1, 1996 and ending March 31, 1997 will be reported on the Registrant's Form 10-K.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           OFFSHORE LOGISTICS, INC.




                                           BY:     /s/ George M. Small
                                               ----------------------------
                                                   GEORGE M. SMALL
                                                   Vice President and
                                                   Chief Financial Officer

                                           DATE:  May 7, 1997


                                 Index to Exhibits

Exhibit

99.1 First Amendment, dated as of May 6, 1997, to the Rights Agreement, dated as of February 29, 1996, between Offshore Logistics, Inc. and ChaseMellon Shareholder Services, L.L.C. (formerly Chemical Mellon Shareholder Services, L.L.C.), as Rights Agent (incorporated by reference to Exhibit 5 to the Registrant's Form 8-A/A dated May 7, 1997).